UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

WWA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26927 (Commission File Number)	77-0443643 (IRS Employer Identification No.)

404 W. Powell Lane, Suite 303-304, Austin, Texas  78753

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (480) 505-0070

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02

NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

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(a)  (1)

On November 3, 2011 WWA Group, Inc. (“Company”) determined that its financial statements for the annual period ended December 31, 2010 and the quarterly periods ended March 31, 2011 and June 30, 2011 should no longer be relied upon and require restatement.

       (2)

The determination to restate certain financial statements was made in connection with a review of the Company’s Form 10-K for the period ended December 31, 2010 pursuant to which review it was determined that a restatement was warranted based on the erroneous presentation of discontinued operations over the periods detailed above.

        (3)

The Company’s chief executive officer and chief financial officer have discussed the matters disclosed in this Item 4.02(a) with the Company’s  auditor, Pinaki & Associates, LLC.

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WWA Group, Inc.

Date

By: /s/ Eric Montandon

November 10, 2011

Name: Eric Montandon

Title: Chief Executive Officer and Director

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